SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2004

Sempra Energy

(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Ash Street, San Diego, California	92101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 696-2034

None.

(former name or former address, if changed since last report)

Item 5. Other Events

On May 18, 2004, Sempra Energy entered into an Underwriting Agreement and Pricing Agreement with respect to the issuance of $300,000,000 principal amount of its 4.75% Notes due 2009 and $300,000,000 principal amount of its Floating Rate Notes due 2008.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibits are filed with reference to the Registration Statement of Form S-3 (File No. 333-103588) of Sempra Energy

Exhibit Number	Description
1.1	Underwriting Agreement, dated May 18, 2004, between Sempra Energy and the several underwriters named therein.

1.2	Pricing Agreement, dated May 18, 2004, between Sempra Energy and the several underwriters named therein.

4.1	Form of 4.75% Note due 2009.

4.2	Form of Floating Rate Note due 2008.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMPRA ENERGY

Date: May 20, 2004

By:	/s/ Charles McMonagle
Name:	Charles McMonagle
Title:	Vice President, Treasurer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated May 18, 2004, between Sempra Energy and the several underwriters named therein.

1.2	Pricing Agreement, dated May 18, 2004, between Sempra Energy and the several underwriters named therein.

4.1	Form of 4.75% Note due 2009.

4.2	Form of Floating Rate Note due 2008.